UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88934-P47783 L3HARRIS TECHNOLOGIES, INC. 2026 Annual Meeting of Shareholders Vote by May 10, 2026 11:59 PM ET You invested in L3HARRIS TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 11, 2026. Vote Virtually at the Meeting* May 11, 2026 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/LHX2026 Get informed before you vote View the Notice of 2026 Annual Meeting of Shareholders and Proxy Statement and Annual Report for Fiscal Year Ended January 2, 2026 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. L3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88935-P47783 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors for a Term Expiring at the 2027 Annual Meeting of Shareholders. Nominees: 1a. Sallie Bailey For 1b. Thomas Dattilo For 1c. Roger Fradin For 1d. Joanna Geraghty For 1e. Kirk Hachigian For 1f. Harry Harris, Jr. For 1g. Lewis Hay III For 1h. Christopher Kubasik For 1i. David Regnery For 1j. Edward Rice, Jr. For 1k. Christina Zamarro For 2. Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement. For 3. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2026. For 4. Shareholder Proposal titled "Improve Shareholder Ability to Call for a Special Shareholder Meeting". Against NOTE: If the proxy/voting instruction card is properly executed, then the undersigned’s shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris Technologies, Inc., as may otherwise be provided in the plan. The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2026 Annual Meeting or any adjournments or postponements thereof.